UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2017

Home Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-34190	71-1051785
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

503 Kaliste Saloom Road, Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (337) 237-1960

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01	Completion of Acquisition or Disposition of Assets.

Effective December 6, 2017, Home Bancorp, Inc., a Louisiana corporation (the “Company” or “Home”), completed its previously announced merger (the “Merger”) with St. Martin Bancshares, Inc., a Louisiana corporation (“St. Martin”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 23, 2017. At the effective time of the Merger (the “Effective Time”), St. Martin merged with and into Home, with Home as the surviving corporation. Immediately following completion of the Merger, St. Martin Bank & Trust Company, St. Martin’s wholly owned subsidiary, was merged with and into Home Bank, N.A., Home’s wholly owned subsidiary (“Home Bank”), with Home Bank being the surviving institution of such merger.

Pursuant to the Merger Agreement, at the Effective Time of the Merger, each outstanding share of St. Martin common stock was converted into the right to receive 9.2839 shares of Home common stock, par value $0.01 per share (“Home Common Stock”), and cash-in-lieu of fractional shares. Immediately prior to the Merger, St. Martin paid a special cash distribution of $94.00 per share to its shareholders.

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           Pursuant to the terms of the Merger Agreement, on December 5, 2017, two former directors of St. Martin, Messrs. Mark M. Cole and Daniel G. Guidry were elected to the Boards of Directors of Home and Home Bank, effective as of the effective time of the Merger. At this time, Board committee assignments for Messrs. Cole and Guidry have not been determined. Compensation for the two new directors will be consistent with the Company’s previously disclosed compensation for directors. Pursuant to the Merger Agreement, the terms of Messrs. Cole and Guidry will expire at the next annual meeting of shareholders of Home at which point they are expected to be re-nominated such that each will serve as a director for no less than three years.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)           A Special Meeting of Shareholders (“Special Meeting”) of Home was held on December 5, 2017.

(b)           There were 7,415,716 shares of Home Common Stock eligible to be voted at the Special Meeting and there were 4,780,000 shares represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Special Meeting and the results of the vote on each proposal were as follows:

1.     Proposal to approve the Agreement and Plan of Merger, dated as of August 23, 2017, by and between Home and St. Martin, pursuant to which St. Martin will merge with and into Home.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,734,013	34,885	11,102	-

2.     Proposal to approve the issuance of additional shares of Home Common Stock to shareholders of St. Martin in connection with the Merger.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,693,579	74,181	12,240	-

The proposals to approve the Merger Agreement and the issuance of additional shares of Home Common Stock in connection with the Merger were approved by the shareholders of Home at the Special Meeting.

(c)	Not applicable.

ITEM 8.01	Other Events.

On December 6, 2017, Home issued a press release announcing the consummation of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The financial statements of St. Martin Bancshares, Inc. required to be filed pursuant to this Item 9.01(a) have previously been filed as a part of, and are contained in, the Registration Statement on Form S-4 of Home Bancorp, Inc. filed with the Securities and Exchange Commission on October 5, 2017 (File No. 333-220829), as amended, which became effective on October 20, 2017 (the “Registration Statement”), and are incorporated by reference herein.

(b)	Pro forma financial information.

The pro forma financial information required to be filed pursuant to this Item 9.01(b) has previously been filed as a part of the Registration Statement and is incorporated by reference herein.

(c)	Shell company transactions.

Not applicable.

The following exhibits are filed herewith.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of August 23, 2017, between Home Bancorp, Inc. and St. Martin Bancshares, Inc. (The schedules to the Agreement and Plan of Merger have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon its request.)*
99.1	Press Release, dated December 6, 2017

*	Incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Home Bancorp, Inc., dated as of August 23, 2017 and filed with the SEC on August 24, 2017 (SEC File No. 0001-34190).

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements do not relate strictly to historical or current facts. Forward-looking statements reflect management’s current views and estimates of future economic circumstances, industry conditions, company performance and financial results. They often include the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond our control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. Forward-looking statements regarding the transaction are based upon currently available information.

Actual results could differ materially from those indicated in forward-looking statements. Among other factors, actual results may differ from those described in forward-looking statements due to the anticipated benefits from the transaction are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions, interest rates, laws and regulations and their enforcement, and the degree of competition in our markets; the ability to promptly and effectively integrate the businesses of the companies; the reaction of the Company’s customers to the transaction; diversion of management time on merger-related issues; changes in asset quality and credit risk; the inability to sustain revenue and earnings; and competitive conditions.

Home Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2016 and other reports filed with the SEC describe some additional factors which could cause actual conditions, events or results to differ significantly from those described in forward-looking statements.

Forward-looking statements speak only as of the date they are made. Copies of the Home Bancorp’s reports filed with the SEC are available in the Investor Relations section of its website, www.home24bank.com. Home Bancorp does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made or to reflect the occurrence of unanticipated events.

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of August 23, 2017, between Home Bancorp, Inc. and St. Martin Bancshares, Inc. (The schedules to the Agreement and Plan of Merger have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon its request.)*
99.1	Press Release, dated December 6, 2017

*	Incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Home Bancorp, Inc., dated as of August 23, 2017 and filed with the SEC on August 24, 2017 (SEC File No. 0001-34190).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME BANCORP, INC.

Date: December 7, 2017	By:	/s/ John W. Bordelon
John W. Bordelon
President and Chief Executive Officer